FPA New Income Fund

(Ticker Symbol: FPNIX)

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated April 30, 2024, to the

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”),

each dated April 30, 2024.

The Board of Trustees of the Trust has approved the designation of the FPA New Income Fund’s existing class of shares as Institutional Class Shares, effective April 30, 2024. The ticker symbol for the Institutional Class Shares remains “FPNIX.”

Please file this Supplement with your records.